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                                                                        EX-10.78

                          [Letterhead of US Bancorp.]

January 12, 2001

Mr. Robert K. Cole                      Mr. Steve Holder
Mr. Edward F. Gotschall                 c/o New Century Financial Corporation
Mr. Brad A. Morrice                     18400 Von Karman, Suite 1000
New Century Financial Corporation       Irvine, California 92612
18400 Von Karman, Suite 1000            Attn: Terry Theologides
Irvine, California 92612

Gentlemen:

U.S. Bancorp has determined that it would be advisable to forfeit all of its rights under its Shareholder Agreement dated November 24, 1998 with each of you (each a "Shareholder Agreement") in order to clarify that New Century is not, nor has it been, an affiliate of U.S. Bancorp for purposes of Section 23A of the Federal Reserve Act. The Shareholder Agreements provided a right of first refusal to U.S. Bancorp with respect to the proposed transfer of New Century shares by you and contained voting agreements by you with respect to acquisition proposals involving New Century. The Shareholder Agreements did not contain any covenants of U.S. Bancorp.

Effective immediately, U.S. Bancorp hereby forfeits all rights under and interests in each of the Shareholder Agreements. Please execute the acceptances below to confirm your acknowledgement of the foregoing.

                                        Very truly yours,

                                        U.S. BANCORP


                                        By /s/ Lee R. Mitau
                                           -----------------------------------
                                           Lee R. Mitau
                                           Executive Vice President--Corporate
                                           Development and General Counsel

Accepted and agreed
this January 12, 2001


/s/ Robert K. Cole                         /s/ Steve Holder
------------------------------             -----------------------------------
Robert K. Cole                             Steve Holder


/s/ Edward F. Gotschall                    /s/ Brad A. Morrice
------------------------------             -----------------------------------
Edward F. Gotschall                        Brad A. Morrice